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CORESTATES FINANCIAL CORP AND SUBSIDIARIES


                                                        EXHIBIT 10.4(B)



   Schedule of Named Executive Officers and Executive Officers who are Parties
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to a Termination Agreement
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          Charles A. Coltman, III          Vice Chairman
          Charles P. Connolly              Chief Risk Policy Officer
          Rosemarie B. Greco               President & Chief Operating Officer
          Terrence A. Larsen               Chairman & Chief Executive Officer
          Carol A. Leisenring              Executive Vice President
          Robert N. Gilmore                Chief Processing Services Officer